                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------


                                 PRE-EFFECTIVE
                                AMENDMENT NO. 1
                                       TO
                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                       AMERICAN PHYSICIAN PARTNERS, INC.
                       ---------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 DELAWARE                                           75-2648089
----------------------------------------                  --------------------------------
(STATE OF INCORPORATION OR ORGANIZATION)                  (IRS EMPLOYER IDENTIFICATION NO.



2301 NATIONSBANK PLAZA, 901 MAIN STREET, DALLAS, TEXAS                75202-3721
------------------------------------------------------     -------------------------------
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

If this Form relates to the registration of a class of     If this form relates to the registration
debt Securities and if effective upon filing pursuant      of a class of debt Securities and is to
to General Instruction A(c)(1) please check the            become effective simultaneously with the
following box.  [ ]                                        effectiveness of a concurrent registration
                                                           statement under the Securities Act of 1933
                                                           pursuant to General Instruction A(c)(2)
                                                           please check the following box. [ ]


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:




   TITLE OF EACH CLASS                       NAME OF EACH EXCHANGE ON WHICH
   TO BE SO REGISTERED                       EACH CLASS IS TO BE REGISTERED
   -------------------                       ------------------------------
          NONE                                            NONE
   -------------------                       ------------------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:


                   COMMON STOCK, PAR VALUE $0.0001 PER SHARE
                   -----------------------------------------
                                (TITLE OF CLASS)

ITEM 2.   EXHIBITS.


          2.1 Specimen Certificate representing the Registrant's Common Stock, filed as Exhibit 4.1 to the Registrant's Pre-Effective Amendment No. 6 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 5, 1997 and incorporated herein by reference.



          2.4 Form of Convertible Promissory Note of American Physician Partners, Inc., filed as Exhibit 4.2 to the Registrant's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on July 18, 1997 and incorporated herein by reference.


                                   SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             AMERICAN PHYSICIAN PARTNERS, INC.
                                             (Registrant)



Dated: November 6, 1997                    By: /s/ GREGORY L. SOLOMON
                                               ---------------------------------
                                           Gregory L. Solomon
                                           President and Chief Executive Officer